UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2021

THE LOVESAC COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38555	32-0514958
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Landmark Square, Suite 300

Stamford, Connecticut

(Address of Principal Executive Offices, and Zip Code)

(888) 636-1223

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LOVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of The Lovesac Company (the “Company”) held on June 7, 2021, stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Amended Certificate”) to increase the maximum size of the Company’s Board of Directors to nine (9) directors.

The foregoing description of the Amended Certificate is qualified in its entirety by the full text of the Company’s Amended Certificate, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 7, 2021, the Company held its Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter are set forth below.

1. Election of seven (7) directors.

The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Mary Fox	8,619,967	3,704,635	824,881
John Grafer	6,992,814	5,331,788	824,881
Andrew Heyer	7,012,743	5,311,859	824,881
Sharon Leite	12,239,887	84,715	824,881
Walter McLallen	8,220,955	4,103,647	824,881
Shawn Nelson	8,763,652	3,560,950	824,881
Shirley Romig	8,423,931	3,900,671	824,881

2. Approval to amend the Company’s Amended and Restated Certificate of Incorporation to increase the maximum size of the Company’s Board of Directors to nine (9) directors.

The amendment to the Company’s Amended and Restated Certificate of Incorporation was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
13,035,807	41,493	36,187	35,996

3. Ratification of the appointment of Marcum LLP as independent auditor for the Company for the fiscal year ending January 30, 2022.

The appointment of Marcum LLP as independent auditor for the Company for the fiscal year ending January 30, 2022 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
13,112,850	1,055	35,578	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of The Lovesac Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LOVESAC COMPANY

Date: June 7, 2021	By:	/s/ Donna Dellomo
		Name:	Donna Dellomo
		Title:	Executive Vice President and Chief Financial Officer

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